UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 Or 15(d) of

The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 18, 2006

ROYAL CARIBBEAN CRUISES LTD.

(Exact Name of Registrant as Specified in Charter)

Republic of Liberia

(State or Other Jurisdiction of Incorporation)
1-11884	98-0081645

(Commission File Number)	(IRS Employer Identification No.)
1050 Caribbean Way, Miami, Florida	33132

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: 305-539-6000
Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7 – Regulation FD

Item 7.01	Regulation FD Disclosure.

On July 18, 2006, Celebrity Cruises Inc., a wholly-owned subsidiary of Royal Caribbean Cruises Ltd., issued a press release entitled “Celebrity Cruises Orders Third Ship In New Solstice Class.” A copy of this press release is furnished as Exhibit 99.1 to this report. This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any filing of Royal Caribbean Cruises Ltd., whether made before or after the filing of this report, regardless of any general incorporation language in the filing.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits

Exhibit 99.1 – Press Release entitled: “Celebrity Cruises Orders Third Ship In New Solstice Class.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROYAL CARIBBEAN CRUISES LTD.

Date:	July 19, 2006	By:	/s/ BRADLEY H. STEIN

			Name:	Bradley H. Stein
			Title:	Vice President, Acting General Counsel

Exhibit 99.1

CONTACTS:	Lynn Martenstein (305) 539-6570	Elizabeth Jakeway (305) 539-6127
	lmartes@nrccl.com	ejakeway@celebrity.com

CELEBRITY CRUISES ORDERS THIRD SHIP IN NEW SOLSTICE CLASS

MIAMI – July 18, 2006 – Celebrity Cruises today announced it has ordered a third 118,000 gross-registered-ton Solstice-class ship, significantly reinforcing the company’s commitment to the growth and innovative development of the Celebrity brand.

German shipbuilder Meyer Werft will build the new tonnage, with delivery of Celebrity Solstice planned for Fall 2008, Celebrity Equinox in Summer 2009, and the third in June 2010.

Each of the three ships will be 2,850-guest vessels measuring 1,033 feet in length and 121 feet in width, with larger standard staterooms, a higher percentage of balconies and an exceptional range of guest-inspired services and amenities.

“Celebrity’s Solstice class is more than a series of new ships; it’s a new class introducing a new program that will further differentiate and elevate the Celebrity brand,” said Richard D. Fain, chairman and CEO. “We’re confident our guests and travel partners will be thrilled with the experience we’ll deliver onboard. And we’re very pleased to expand our collaboration with Meyer Werft in the production of these extraordinary new ships.”

“Meyer Werft is proud to partner with Celebrity in the company’s very exciting period of growth and expansion,” said Meyer Werft Managing Partner Bernard Meyer. “These spectacular new ships will vividly illustrate Celebrity’s tradition of breakthrough design and leading innovations.”

Celebrity estimates the all-in cost of the ship to be approximately $245,000 per berth, based on current exchange rates.

CELEBRITY CRUISES ORDERS THIRD SHIP IN NEW SOLSTICE CLASS          2/2

Celebrity Cruises offers comfortably sophisticated, upscale cruise experiences with highly personalized service, authentic five-star dining, and extraordinary attention to detail. Its nine ships and their service, cuisine and spas consistently dominate top travelers’ surveys. Celebrity sails in Alaska, Bermuda, California, the Caribbean, Europe, the Galapagos Islands, Hawaii, the Mexican Riviera, the Panama Canal and South America. For more information, call your travel agent, dial 1-800-437-3111, or visit the Celebrity web site at www.celebrity.com.

# # #